Stock-based Compensation	12 Months Ended
Dec. 31, 2021
Stock-based Compensation
Stock-based Compensation

17. Stock-based Compensation

Stock Options

Each unvested stock option that was outstanding immediately prior to the Merger Transaction was converted into an option to purchase a number of shares of common stock on terms substantially identical to those in effect prior to the Merger Transaction, except for adjustments to the underlying number of shares and the exercise price based on the exchange ratio of approximately 1.815 and the right to receive a number of Earn-Out Shares as described in Note 15.

During 2021 and 2020, the Company provided share-based compensation to officers, employees, and the Board of Directors utilizing stock option awards. The option awards were made under either the Science 37, Inc. 2015 Stock Plan or the Science 37 Holdings, Inc. 2021 Incentive Award Plan (“Science 37 Stock Plans”). The Compensation Committee of the Board is responsible for the administration of both plans.

The Science 37 Stock Plans authorize the granting of options to purchase up to 33,376,978 shares of common stock to officers, employees and Board of Directors of the Company. As of December 31, 2021 and 2020, the Science 37 Stock Plans had issued 30,424,325 and 14,987,617 options to purchase shares of common stock of which 4,999,036 and 1,392,915 had been exercised and 25,425,289 and 13,594,702 remained outstanding, respectively. The 2020 option amounts were adjusted for the application of the Exchange Ratio.

Granted options typically vest at 25% per year and become exercisable after one year of service after the date of issuance, with equal and successive vesting for the next 36 months, as long as the employee provides service to the Company, as defined.

17. Stock-based Compensation (continued)

Prior to the Merger Transaction, due to the absence of an active market for Legacy Science 37’s common stock, the fair value of the common stock for purposes of determining the common stock price for stock option grants was determined by Science 37’s Board of Directors, the members of which have extensive business, financial and investment experience. The Company’s Board of Directors set the exercise price of stock options at least equal to the fair value of the Company’s common stock on the date of grant. The Company’s Board of Directors exercised judgment while considering numerous objective and subjective factors in order to determine the fair market value on each date of grant in accordance with the guidance in the American Institute of Certified Public Accountants Technical Practice Aid entitled, Valuation of Privately-Held-Company Equity Securities Issued as Compensation, or the AICPA Practice Aid, including the receipt of a valuation prepared by an independent third party with extensive experience valuing common stock of privately held companies. The exercise price of the unit is determined by the Board but shall not be less than 100% of the fair market value on the date of grant. For purposes of this limitation, the shares of common stock underlying any awards that are forfeited, canceled, , reacquired by the Company prior to vesting, or otherwise terminated other than by exercise were added back to the shares of common stock available for issuance under the 2015 Plan. The units available for issuance under the 2015 Plan may be authorized but unissued or reacquired by the Company. No award may be granted under the plan upon the earlier of the tenth anniversary of the date the plan is adopted by the Board, the date on which all units available for issuance under the plan shall have been issued as vested units, or the termination of all outstanding awards under the plan in connection with a change in control.

The following table summarizes the stock option activity for the years ended December 31, 2021 and 2020:

			Weighted
			Average
		Weighted	Remaining	Aggregate
	Number of	Average	Contractual	Intrinsic
(Aggregate intrinsic value in thousands)	Units	Exercise Price	Term (Years)	Value
Outstanding as of January 1, 2020	9,363,757	$0.61	8.22
Granted	8,541,033	0.29	0
Exercised	(299,334)	0.45	0
Forfeited	(4,010,754)	0.70	0
Outstanding as of January 1, 2021	13,594,702	$0.38	8.35
Granted	16,891,718	7.88	0
Exercised	(3,606,121)	0.40	0
Forfeited	(1,455,010)	1.39	0
Outstanding at December 31, 2021	25,425,289	$5.30	8.91	$182,291
Exercisable at December 31, 2021	5,745,305	$0.49	7.55	$68,850

The total intrinsic value of options exercised was approximately $43.5 million and $0.1 million in 2021 and 2020, respectively. The Company recognized stock-based compensation expense related to stock options of $6.3 million and $0.1 million during the years ended December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, total unrecognized compensation cost related to unvested stock options was approximately $60.0 million and $1.0 million, respectively, which is expected to be recognized over a weighted average period of 3.14 and 2.87 years, based on the original date of service of each specific grant holder.

Other information about the Company’s stock options for the years ending December 31, 2021 and 2020 was as follows:

(In thousands)	2021	2020
Total grant date fair value of stock options vested	$776	$573

17. Stock-based Compensation (continued)

The stock options granted during the years ended December 31, 2021 and 2020 had a weighted-average fair value of $3.71 and $0.13 per share, respectively at the grant date. The following table summarizes the assumptions used in valuing the stock options for the year ended December 31, 2021 and 2020:

	2021	2020
Expected term	5.50 - 6.25 years	6.25 years
Risk-free interest rate	0.6% – 1.36%	0.4% – 1.4%
Expected volatility	46.3% – 47.7%	43.5% – 46.4%
Dividend yield	0%	0%

The expected term of the stock options represents the average period the stock options are expected to remain outstanding. The Company does not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior. Therefore, the expected term of options granted is derived from the average midpoint between the weighted-average vesting and the contractual term, also known as the simplified method. The risk-free interest rate was the rate at the date of grant for a zero-coupon U.S. Treasury bond with a term that approximated the expected term of the stock option.

As the Company does not have sufficient historical data to calculate the historical volatility of its stock, the expected volatility is derived from the historical volatility of a selected peer group for a period that is equal to the expected term.

The Company does not have a history of paying regular dividends and does not expect to pay regular cash dividends for the foreseeable future.

Earn-Out Shares

As outlined in Note 16, the contingent obligation to issue Earn-Out Shares to former Science 37 option holders falls within the scope of ASC 718, Share-based Compensation, because the option holders are required to continue providing service until the occurrence of the Triggering Event(s). Refer to Note 16 for additional information regarding the Earn-Out Shares.

Total stock-based compensation expense was classified in the statements of operations for the years ended December 31, 2021 and 2020 as follows:

(In thousands)	2021	2020
Cost of revenues (stock options)	$846	$(65)
Selling, general and administrative (stock options)	5,481	187
Selling, general and administrative (earn-out shares)	2,080	—
Total stock-based compensation expense	$8,407	$122

The Company received cash of approximately $1.4 million and $0.1 million in 2021 and 2020, respectively, from options exercised.